SEC 873 (03/2003) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OMB APPROVAL

OMB Number: 3235-0060
Expires: April 30, 2015
Estimated average burden
hours per response..............5.71

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) held on May 22, 2013 (the “Annual Meeting”), stockholders of the Company approved amendments (the “Amendments”) to the Company's Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) to (i) eliminate the supermajority voting requirement contained in Article IX of the Restated Certificate of Incorporation and replace it with the voting standard required by Delaware law and (ii) permit stockholders who hold at least 25 percent of the outstanding common stock of the Company, continuously for at least one year, to call a special meeting of stockholders. The Amendments became effective upon the filing of the Certificate of Second Amendment to Restated Certificate of Incorporation with the Secretary of State of Delaware on June 7, 2013. A copy of the Certificate of Second Amendment is attached as Exhibit 3.1 and is incorporated by reference herein.

On February 5, 2013, the Board of Directors of the Company adopted an amendment to Section 2.03 of the Amended and Restated By-Laws of the Company, to become effective subject to the approval by stockholders of the amendment to the Restated Certificate of Incorporation with respect to the authority of stockholders to call a special meeting described above and the filing of the Certificate of Second Amendment with the Secretary of State of Delaware. Effective as of the filing date of the Certificate of Second Amendment to Restated Certificate of Incorporation, the first sentence of Section 2.03 of the Amended and Restated By-Laws has been amended to provide that stockholders who hold at least 25 percent of the outstanding common stock of the Company, continuously for at least one year, may call a special meeting of stockholders. A copy of the Amended and Restated By-Laws is attached as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number

3.1	Certificate of Second Amendment to Restated Certificate of Incorporation of Advance Auto Parts, Inc., effective as of June 7, 2013.

3.2	Amended and Restated By-Laws of Advance Auto Parts, Inc., effective as of June 7, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: June 13, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Assistant Secretary
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
3.1	Certificate of Second Amendment to Restated Certificate of Incorporation of Advance Auto Parts, Inc., effective as of June 7, 2013.

3.2	Amended and Restated By-Laws of Advance Auto Parts, Inc., effective as of June 7, 2013.